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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22328

Columbia Seligman Premium Technology Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2015

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Seligman Premium Technology Growth Fund

March 31, 2015 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 97.9%
CONSUMER DISCRETIONARY 3.2%
Diversified Consumer Services 0.8%
LifeLock, Inc. (a)	154,000	$2,172,940
Internet & Catalog Retail 0.8%
Travelport Worldwide Ltd.	135,552	2,263,719
Media 1.2%
DIRECTV (a)	38,900	3,310,390
Specialty Retail 0.4%
GameStop Corp., Class A	24,300	922,428
TOTAL CONSUMER DISCRETIONARY		8,669,477
HEALTH CARE 0.1%
Health Care Technology 0.1%
Veeva Systems Inc., Class A (a)	10,800	275,724
TOTAL HEALTH CARE		275,724

INFORMATION TECHNOLOGY 94.6%
Communications Equipment 3.4%
Arista Networks, Inc. (a)	28,300	1,995,999
Arris Group, Inc. (a)	39,600	1,144,242
Cisco Systems, Inc.	62,100	1,709,302
F5 Networks, Inc. (a)	39,400	4,528,636
Total		9,378,179
Internet Software & Services 5.7%
Baidu, Inc., ADR (a)	3,000	625,200
Cornerstone OnDemand, Inc. (a)	22,100	638,469
Endurance International Group Holdings, Inc. (a)	54,415	1,037,150
Google, Inc., Class A (a)	10,800	5,990,760
Google, Inc., Class C (a)	11,000	6,028,000
HomeAway, Inc. (a)	25,800	778,386
Q2 Holdings, Inc. (a)	26,964	570,019
Total		15,667,984
IT Services 5.2%
Computer Sciences Corp.	27,000	1,762,560
Euronet Worldwide, Inc. (a)	10,767	632,561
Fidelity National Information Services, Inc.	17,300	1,177,438
Sabre Corp.	138,693	3,370,240
Vantiv, Inc., Class A (a)	35,086	1,322,742

Issuer	Shares	Value

Common Stocks (continued)
INFORMATION TECHNOLOGY (CONTINUED)
IT Services (continued)
Visa, Inc., Class A	73,800	$4,827,258
WNS Holdings Ltd., ADR (a)	49,721	1,209,215
Total		14,302,014
Semiconductors & Semiconductor Equipment 47.5%
Advanced Energy Industries, Inc. (a)	155,234	3,983,304
Avago Technologies Ltd.	40,427	5,133,421
Broadcom Corp., Class A	325,400	14,088,193
Cavium, Inc. (a)	30,000	2,124,600
Cypress Semiconductor Corp.	2	28
Lam Research Corp. (b)	303,617	21,324,540
Lattice Semiconductor Corp. (a)	653,416	4,142,658
Marvell Technology Group Ltd.	704,662	10,358,531
Mattson Technology, Inc. (a)	468,808	1,847,104
Maxim Integrated Products, Inc.	247,600	8,618,956
Micron Technology, Inc. (a)	61,300	1,663,069
Microsemi Corp. (a)	231,777	8,204,906
Qorvo, Inc. (a)	100,925	8,043,723
Skyworks Solutions, Inc.	78,456	7,711,440
Synaptics, Inc. (a)(b)	216,706	17,619,281
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	107,400	2,521,752
Teradyne, Inc.	755,191	14,235,350
Total		131,620,856
Software 25.0%
Activision Blizzard, Inc.	135,040	3,068,784
AVG Technologies NV (a)	57,414	1,243,013
Check Point Software Technologies Ltd. (a)	102,383	8,392,335
Fortinet, Inc. (a)	24,721	863,999
King Digital Entertainment PLC	364,616	5,848,441
Mobileye NV (a)	100,001	4,203,042
Nuance Communications, Inc. (a)	145,384	2,086,260
PTC, Inc. (a)	36,177	1,308,522
Red Hat, Inc. (a)	20,400	1,545,300
Rovi Corp. (a)	161,900	2,948,199
salesforce.com, Inc. (a)	38,578	2,577,396
SolarWinds, Inc. (a)	86,995	4,457,624
Synopsys, Inc. (a)(b)	512,873	23,756,277
Verint Systems, Inc. (a)	62,639	3,879,233
VMware, Inc., Class A (a)	37,963	3,113,346
Total		69,291,771
Technology Hardware, Storage & Peripherals 7.8%
Apple, Inc. (b)	132,500	16,486,975
Hewlett-Packard Co.	70,700	2,203,012
NetApp, Inc.	66,430	2,355,608

Issuer	Shares	Value

Common Stocks (continued)
INFORMATION TECHNOLOGY (CONTINUED)
Technology Hardware, Storage & Peripherals (continued)
QLogic Corp. (a)	42,500	$626,450
Total		21,672,045
TOTAL INFORMATION TECHNOLOGY		261,932,849
Total Common Stocks (Cost: $209,722,002)		$270,878,050

	Shares	Value

Money Market Funds 2.6%
Columbia Short-Term Cash Fund, 0.123% (c)(d)	7,332,065	$7,332,065
Total Money Market Funds (Cost: $7,332,065)		$7,332,065
Total Investments (Cost: $217,054,067) (e)		$278,210,115(f)
Other Assets & Liabilities, Net		(1,388,009)
Net Assets		$276,822,106

Investments in Derivatives
Open Options Contracts Written at March 31, 2015

At March 31, 2015, securities and cash totaling $69,280,100 were pledged as collateral to cover open options contracts written.

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
NASDAQ 100 Index	Call	150	4,475.00	192,269	04/2015	96,750

Notes to Portfolio of Investments
(a)	Non-income producing.
(b)

This security, or a portion of this security, has been pledged as collateral in connection with options contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)	The rate shown is the seven-day current annualized yield at March 31, 2015.
(d)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended March 31, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,370,399	21,546,790	(16,585,124)	7,332,065	1,118	7,332,065

(e)

At March 31, 2015, the cost of securities for federal income tax purposes was approximately $217,054,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$65,688,000
Unrealized Depreciation	(4,532,000)
Net Unrealized Appreciation	$61,156,000

(f)	Investments are valued using policies described in the notes to financial statements in the most recent shareholder report.

Abbreviation Legend
ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•                   Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•                   Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•                   Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2015:

Description	Level 1	Level 2	Level 3
	Quoted Prices in	Other Significant	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets ($)	Inputs ($)	Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	8,669,477	—	—	8,669,477
Health Care	275,724	—	—	275,724
Information Technology	261,932,849	—	—	261,932,849
Total Equity Securities	270,878,050	—	—	270,878,050
Mutual Funds
Money Market Funds	7,332,065	—	—	7,332,065
Total Mutual Funds	7,332,065	—	—	7,332,065
Investments in Securities	278,210,115	—	—	278,210,115
Derivatives
Liabilities
Options Contracts Written	(96,750)	—	—	(96,750)
Total	278,113,365	—	—	278,113,365

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Item 2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Seligman Premium Technology Growth Fund, Inc.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 22, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 22, 2015